UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2011

WIZARD WORLD, INC.
(Exact Name of Registrant as specified in charter)

Delaware	000-33383	98-0357690
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employee Identification No.)

1350 Avenue of the Americas, 2nd Floor
New York, NY 10019
(Address of Principal Executive Offices)

(646) 308-1390
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On March 23, 2011, the Company’s board of directors concluded that there were errors in the following financial statements of the Company (the “Subject Financial Statements”) and that the Subject Financial Statements should no longer be relied upon:

(i)	For the period from September 20, 2010 (Inception) through September 30, 2010 of Kick the Can Corp.; and

(ii)	for the Years ended June 30, 2010 and For the Period ended April 17, 2009 (Inception) to June 30, 2009 of Kicking the Can, LLC.

The Company anticipates that, at a minimum, it will:

(i)	Include the financial statements of a predecessor; and

(ii)	Retrospectively restate the predecessor financial statements to include the recapitalization through Kick the Can Corp.

The Company’s management, board of directors and independent registered public accounting firm have discussed the matters disclosed in this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WIZARD WORLD, INC.

Dated: March 24, 2011	By:	/s/ Gareb Shamus
Gareb Shamus
President and Chief Executive Officer